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                                                                   Exhibit 10.16

                                  DEED OF TRUST

          THIS DEED OF TRUST is made as of May 17, 1994, by AVIONICS SPECIALTIES, INC., a Virginia corporation (the "Grantor") to DAVID F. BELKOWTTZ, a resident of the City of Richmond, Virginia, and JAMES W. THEOBALD, a resident of the County of Henrico, Virginia, trustees (collectively the "Trustees"), for the benefit of BARNETT BANK OF PINELLAS COUNTY, a Florida banking corporation, whose principal place of business is in Pinellas County, Florida (the "Lender").

RECITALS

          A. On or about the date hereof, Lender has made a loan to Grantor and AEROSONIC CORPORATION, a Florida corporation ("Aerosonic")(the Grantor and Aerosonic will be sometimes collectively referred to below as the "Borrower") in the original principal amount of ONE MILLION ONE HUNDRED THOUSAND AND NO/100 ($1,100,000.00) (the "Loan"). The Loan is evidenced by a promissory note made by Borrower in the amount of the Loan of even date herewith, payable to the order of Lender (the "Note"). A copy of the Note is attached as Exhibit "A" hereto.

          B. Aerosonic is the owner of all the stock of Grantor. As such, Aerosonic will derive direct economic benefit from the making of the Loan by Lender to Borrower.

GRANT IN TRUST

          In consideration of Lender's making the Loan to Borrower and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Grantor, Grantor does hereby grant and convey to Trustees, with General Warranty of Title, the real estate described on Exhibit "B" attached hereto and by this reference made a part hereof.

          TOGETHER WITH all and singular the tenements hereditaments and appurtenances and all structures, buildings and improvements of every kind and description now or, hereafter on said land, and all heretofore or hereafter vacated alleys and streets abutting the said land, and all riparian and littoral rights, easements, rights, rents, royalties, mineral, oil and gas rights and profits, water, water rights and water stock appurtenant to the said land, all fixtures, machinery, equipment, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the said land, improvements and appurtenances including, but not limited to those for the purposes of supplying or distributing heating, cooking, electricity, gas, water, air and light; and all elevators and related machinery and equipment, plumbing, bath tubs, water heaters, sinks and other plumbing fixtures, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains, carpet, attached floor covering, furniture, antennae, trees and plants all of which including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by this Deed of Trust.

Return to: David F. Belkowitz, Esq.                  This instrument prepared by
      C/O  Hirschler, Fleischer, Weinberg,                DAVID R. PUNZAK
           Cox & Allen                                Baynard, Harrell, Ostow
           The Federal Reserve Bank Bldg                   & Urich, P.A.
           701 East Byrd Street                            P.O. Box 180
           Richmond, VA 23202-0500                    8L Petersburg, FL. 33731
                                                          (813) 823-5000

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          FURTHER TOGETHER WITH all rents, issues, income, profits and all acounts receivable generated solely through the use by Grantor or others of the real or personal property encumbered by this Deed of Trust, including any such rents, issues, income, profits and all accounts receivable of any business activity conducted by Grantor on or through the use of such property; and the proceeds of all of the foregoing.

          All of the above described property and interests will sometimes be referred to herein as the "Property".

          The Property is conveyed by Grantor to Trustees IN TRUST to secure to Lender (i) repayment of the Loan, (ii) the performance of the covenants contained herein, and (iii) the payment of all other sums payable hereunder.

          Grantor hereby covenants and agrees with and warrants to the Lender as follows (i) that Grantor is the absolute fee simple owner of the Property excepting items, if any, disclosed in a Lien Affidavit (the "Affidavit") executed by Grantor and presented to Lender on even date herewith; (ii) that the Property is and will remain free and clear of all liens and encumbrances excepting covenants, restrictions, easements and reservations disclosed to Lender in the Affidavit; (iii) that Grantor has full power and lawful right to convey the Property; (iv) that no delinquency exists with respect to the payment of any taxes, assessments, water or sewer charges or other governmental impositions of any kind levied or assessed on the Property; (v) that it shall be lawful for the Lender at all times to peacefully enter upon, hold, occupy and enjoy the Property and every part thereof; (vi) that Grantor will make such further assurances to protect the fee simple title to the Property in the Lender as may be reasonably required; and (vii) that Grantor does hereby fully warrant the title to the Property and will defend the same against the lawful claims of all persons whomsoever.

          And Grantor does hereby further covenant and agree with and promise to the Lender as follows:

          1. Payment. Grantor shall strictly and fully comply with all provisions of this Deed of Trust and of the Note secured hereby and with the provisions of any other instrument securing the Note. Grantor shall cause Borrower to promptly pay Lender all sums of money evidenced by the Note as well as all sums of money required by this Deed of Trust and in any other instrument securing the Note, on the days, respectively, the same severally become due.

          2. Escrow for Taxes and Insurance. The Lender may require at any time that escrow payments as to taxes, assessments and insurance be paid to it by the Grantor, during the term of this Deed of Trust. In such event, the Grantor shall pay to Lender, to the extent requested by the Lender, on dates upon which interest is payable or as otherwise directed by the Lender such amounts as Lender from time to time estimates it necessary create and maintain a reserve fund from which to pay, before the same become due, all

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Insurance premiums, taxes and governmental assessments relating to the Property and as additional security for the debt secured by this Deed of Trust. Said payments may be, at the discretion of the Lender, a monthly sum and amount equal to one-twelfth (1/12) of the estimated annual insurance premiums and taxes and assessments upon the Property, as the amount thereof is determined from time to time by Lender in its sole discretion. In the event such monthly escrow payments are insufficient to pay for said insurance premiums, taxes and assessments when due, Lender may demand of Grantor that the amount of such payments be increased and/or Lender may demand that the difference be paid to it by the Grantor and Grantor shall immediately comply with such demands. There shall be no interest due to Grantor on such deposits. Payments from said reserve fund for said purposes may be made by the Lender at its discretion even though subsequent owners of the Property described herein may benefit hereby. In the event of any default under this Deed of Trust which is not cured within the curative period set forth herein, Lender at its discretion and option may apply all or any part of said reserve fund to the indebtedness hereby secured. In refunding any part of said reserve fund, the Lender may deal with whomsoever is represented to be the owner of the Property at that time.

     3. Taxes. Grantor shall, during the term of this Deed of Trust, pay all taxes, assessments and encumbrances of every nature that may for any and all purposes by payable, assessed or imposed on the Property, or any part thereof, or the income therefrom, and upon this Deed of Trust and the Note, or the money secured and evidenced thereby, and shall pay them before the delinquency thereof and receipts evidencing payment of said taxes, assessments, levies and encumbrances shall be the sole judge of any such tax, assessment, water rent, claim, lien or encumbrance and of the amount necessary to be paid in satisfaction thereof. Notwithstanding anything contained in paragraph 2 hereof or this paragraph 3 to the contrary, Grantor shall have the right to contest any tax or assessment made on the Property, provided that: (a) Grantor shall notify Lender in writing prior to thirty (30) days after the taxes are due of the year that the taxes or assessments are contested (so as to be received, by the Lender prior to such date) of such contest, specifying the factual and legal basis for such contest; (b) the contest made by the Grantor is made in good faith and is diligently and continuously contested so as to resolve the contest in a reasonable period of time; (c) the amount of taxes or assessments required by Virginia law to be deposited with the appropriate governmental authority or agency is deposited with such authority or agency within the period required by law; and (d) at the same time the difference between the amount of taxes or assessments imposed and the amount deposited with the governmental authority or agency under subparagraph (c) next above is deposited in escrow with the Lender so as to be subject, to the terms of this Deed of Trust, including the disposition of escrow monies following a default hereunder which is not cured within the applicable grace period. In the event that all of the above provisions are not fully and strictly complied with within the period stated and taxes or assessments are not otherwise paid as required by this paragraph 3, such shall constitute a default under this Deed of Trust.

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     4. Insurance.

          (a) Grantor shall keep the buildings and other improvements, which are now, or which hereafter may be erected on the Property, including any personal property and fixtures described above, constantly insured against loss by fire with extended coverage in a sum not less than full insurable value so as to avoid any claim on the part of the insurers for co-insurance, and in addition shall keep in full force and effect policies of insurance insuring against such other hazards, casualties, and contingencies as Lender may require, including, but not limited to, Flood Insurance, Property Damage Insurance and Public Liability Insurance. All insurance required by Lender hereunder shall be on such forms, for such periods, and in such amounts as Lender may require with loss payable to the Lender under a clause acceptable to Lender in its sole discretion (which shall include a minimum of thirty (30) days advanced notice of cancellation of such insurances). Grantor shall deliver the policy, or policies, to the Lender, as additional security, and where renewal policies are necessary in the performance of this covenant to deliver them at least thirty (30) days before the expiration of the existing insurance. In the event such policy or policies are a part of a master policy insuring properties in addition to the Property, then Grantor may submit to Lender a certified copy of such policy together with the original loss payable endorsement in lien of the original policy as set forth above. The right to any return premiums on any insurance policies covered by this Deed of Trust is hereby assigned to Lender as further security for the Note secured hereby.

          (b) In the event of loss, Grantor shall give immediate notice by mall to the Lender; and in the event Grantor shall fail to agree with the insurance companies involved as to the amount and terms of any loss within ninety (90) days of the happening of such loss, then the Lender may negotiate with and settle said loss with such insurance companies and neither the Lender nor the insurance companies involved shall, upon such settlement being made, be liable in any manner to the Grantor.

          (c) If Grantor elects to restore by giving Lender notice of such election within thirty (30) days following such damage occurring, the Lender shall permit any funds received from insurance policies to be used in restoring the Property, provided that such proceeds, together with any other funds available for such purposes, including funds to be made available by Grantor, are sufficient to restore the casualty. The Lender shall made the insurance proceeds available to Grantor in an amount corresponding to the progress of the work performed and based upon amounts certified to Lender by a qualified licensed architect who is acceptable to Lender. Provided however, Lender may require that all funds necessary above the insurance proceeds for restoration be first used, and that any amounts disbursed be solely for in-place and installed materials and services, and that all contractors, contracts, plans and specifications and the concept for restoration be first approved in writing by Lender. Provided further however, that if Grantor is in default under this Deed of Trust or if Grantor does not elect to restore the premises within the period provided or if there are insufficient funds for restoration as aforesaid, then notwithstanding anything contained in this paragraph to the contrary. Lender shall have

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the right to apply the Insurance proceeds to reduce the balance of the Loan. Any
Insurance proceeds payable to Lender hereunder shall be retained by Lender in an interest bearing money market account pledged by Grantor to Lender.

     5.   Condemnation.

          (a) In the event Grantor is served with process or otherwise notified of a condemnation action or any other action which involves a taking of the Property or any part thereof, the Grantor shall notify the Lender in writing of such within five (5) days from the date of service of process or such other notification (so as to be received by the Lender within said period). In the event Grantor fails to promptly, diligently, continuously and completely pursue the condemnation action to completion, the Grantor authorizes Lender as attorney-in-fact for Grantor to, at Lender's option, commence, appear in and prosecute, in Lender's or Grantor's name, any action or proceeding relating to such taking of the Property and to settle or compromise any claim in connection with such condemnation or taking. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or any part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender. Lender shall not be held responsible for any failure to collect any award or awards, regardless of the cause of such failure.

          (b) In the event all or a substantial portion of the Property is condemned (and as to a substantial portion, with the remaining portion not being capable of being restored to its original functioning entity, then any such award or awards recieved by the Lender may, at its option, be used in restoring the Property on terms and conditions acceptable to and prescribed by the Lender (and in which event the funds shall be retained in an interest bearing money market account pledged by Grantor to Lender), or be applied as a credit on any portion of the indebtedness or sums accured hereby, whether then matured or subsequently to mature (provided that such does not exceed the amount necessary to pay in full all indebtedness secured by this Deed of Trust and all other instruments securing the Note). Any excess condemnation award that remains following either restoration of the Property or payment of the Loan in full under this subsection (b) or subsection (c) below shall be released to the Grantor, except as provided in subsection (c) below.

          (c) In the event only a portion of the Property, is condemned with the remaining portion being capable of being reasonably restored to its original functioning operating entity, and provided this Deed of Trust is not otherwise in default beyond the applicable curative period set forth herein, then, if Grantor elects to restore by giving written notice to Lender of such election within ninety (90) days of the entry of the final judgement of condemnation in such proceedings, Lender shall permit the condemnation award to be used in restoring the Property as aforesaid, provided that such award, together with any other funds available for such purpose, including funds to be made available by Grantor, are sufficient to fully restore the Property. In the event Grantor so elects to restore, the

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Lender shall make the condemnation award available to Grantor in an amount corresponding to the progress of the work performed and based upon amounts certified to Lender by a qualified licensed architect who is acceptable to Lender. Provided, however, Lender may require that all funds necessary above the condemnation award for restoration be first used, that any amount disbursed be solely for in-place and installed materials and services, and that all contractors, contracts, plans and specifications as well as the concept for restoration are first reasonably approved in writing by Lender. Any portion of the condemnation award not used as set forth in this subparagraph (c) shall be applied in the manner set forth in subparagraph (a) next above.

     6. Use and Alteration of Property. Unless required by applicable law or unless Lender has otherwise agreed in writing, Grantor shall not allow changes in the nature of the occupancy for which the Property was intended at the time this Deed of Trust was executed.

     7. Surface Alteration and Mineral Rights. Grantor shall not consent to, permit or Indulge in any entry, either by itself or by any others, upon the surface of the property for the purpose of exploration, drilling, prospecting, mining, excavation or removal of any earth, sand, dirt, rock, minerals, oil or any other substance without the Lender's approval and written consent.

     8. Waste and Mechanic's Lien. Grantor shall keep the Property, and all equipment, appurtenances and accessories thereto constantly in good order and repair, shall comply with all laws, ordinances, and regulations now or hereafter affecting the Property or any part thereof; and shall not permit, suffer or commit any waste, impairment or deterioration of said Property, or any part thereof. Grantor shall cause any mechanic's lien or materialman's lien which may be filed against the Property to be released of record within fourteen (14) days following the filing thereof by payment or bonding with the Circuit Court in which the Property is located.

     9. Protection of Lender's Security. Grantor shall execute and/or cause to be executed such further assurances of title to the Property, and to take and cause to be taken, such steps, including legal proceedings as may at any time appear to the Lender to be desirable to perfect the title to the Property in the Trustees. Upon a failure or default in or breach of performance of any of the covenants and agreements contained herein, in any particular, the Lender may, without notice to the Grantor, pay all taxes, assessments, and public charges, and/or take such steps as may be necessary to secure or redeem the Property from forfeiture or sale, and/or effect or renew any insurance, and/or make such repairs as may be necessary to keep the property, equipment, appurtenances and accessories in good order and repair and/or take or cause to be taken, such steps, including legal proceedings, as may be desirable to prevent the commission of waste, impairment or deterioration of the Property, or any part thereof, or to perfect the title to the Property in the Trustees, and/or to perform any other acts or expend such other sums deemed necessary by Lender to protect its security for the repayment of the Note, and all sums

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expended in the doing of or on account of the same, shall be a part of the debt secured by this Deed of Trust, and shall be secured as fully as the principal debt and interest is secured, and shall bear interest at the highest rate permitted by law (the "Default Rate") from the date of the expenditure thereof and shall together with the interest thereon, be repaid by the Grantor before the expiration of a period of thirty (30) days thereafter. But there is no obligation upon the Lender to make such payments or take such steps, nor shall any act of the lender or any failure to act under the powers granted by this paragraph 9, nor any lapse of time, be construed as the waiver of any breach of the covenants and agreements contained herein.

     10. Civil Proceedings. If any action or proceeding is commenced (except an action to foreclosure this Deed of Trust or to collect the debt secured hereby), to which action or proceeding the Lender is or become a part or in which it becomes necessary to defend or uphold the lien of this Deed of Trust (including to protect its interests in any condemnation proceedings), all sums paid by the Lender for the expense of any litigation (including resonable attorneys' fees and appellate counsel fees, if any) to prosecute or defend the rights and lien created by this Deed of Trust shall on notice and demand be paid by the Grantor, together with interest thereon at the Default Rate and shall be a lien on the Property, prior to any right or title to, interest in or claim upon the Property subordinate to the lien of this Deed of Trust, and shall be deemed to be secured by this Deed of Trust.

     11. Payments Received. Any payment made in accordance with the terms of this Deed of Trust by any person at any time liable for the payment of the whole or any part of the sums now or hereafter secured by this Deed of Trust, or by any subsequent owner of the Property, or by any other person whose interest in the Property might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer or director of a corporation or by any partner of a partnership or beneficiary of a trust which at any time may be liable for such payment or may own or have such an interest in the Property, shall be deemed, as between the Lender and all persons who at any time may be liable as aforesaid or may own the Property, or any part thereof, to have been made on behalf of all such persons.

     12. Inspections and Management. Grantor agrees that Lender and any person authorized by the Lender shall have the privilege of making inspections of the Property at reasonable times until the Loan has been paid in full.

     13. Financial Information. The requirement of Grantor to provide to Lender certain financial information and documentation concerning the Property and the Grantor that are specified in a Loan Agreement being executed by Lender and Grantor on or about the date hereof are incorporate in this Deed of Trust by this reference.

     14. Security Agreement. To further secure payment of the Note and the performance by Grantor of its obligations under the Deed of Trust, Granter hereby grants

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to Lender a security interest in and to all of Grantor's right, title and interest in all goods, documents, equipment, fixtures, instruments, contract rights, accounts, general intangibles, inventory and chattel paper, each of which shall have the meaning set forth in the Uniform Commercial Code as adopted in the Commonwealth of Virginia (the "Code"), now or hereafter owned by Grantor, as well as all products, proceeds and conversions hereof, including, without limitation, the property described below, which is located at, a part of, used in connection with, or otherwise relating solely to the Property: (i) all tangible personal property owned by Grantor now or at any time hereafter located on or at the Property; (ii) all rents, royalties, issues, income revenues and profits from time to time accruing from the Property; (iii) all architectural and engineering plans and similar material relating to the Property; (iv) all contracts for the sale of all or any portion of the Property, and all earnest money deposits given at any time under any such contract; (v) all claims and demands with respect to the proceeds and refunds of premiums on insurance in effect with respect thereto, which Grantor now has or may hereafter acquire in or with respect to the Property; and (vi) all funds of Grantor held by or on deposit with Lender (all of which is collectively referred to as the "Personal Property"). This Deed of Trust shall be a security agreement between Grantor and Lender encumbering the Personal Property. As to the Personal Property, Grantor shall have, in addition to the remedies hereinafter set forth in this Deed of Trust, all of the rights and remedies of a secured party under the Code. The recordation of this Deed of Trust shall also constitute a fixture filing in accordance with the provision of the Code. Grantor agrees to execute and cause to be filed in the appropriate jurisdiction financing statements and continuation statements meeting the requirements of the Code to perfect the security interests hereby granted.

     15. Assignment of Rents. Grantor assigns and sets over to Lender an additional security for the Note, all leases and licenses of, and all rents, profits and income accruing from the Property, both present and prospective, and grantor irrevocably appoints Lender as its attorney in fact (which power is coupled with an interest and shall not terminate upon disability of the principal) to collect the rents, profits and income and apply the same, less expenses of collection, to the payment of the sums secured hereby, in such manner as Lender may elect. The foregoing assignment is present and unconditional; however, until the occurrence of a default, Grantor shall have a license to continue to collect and apply the rents to Grantor's use without accountability to Noteholder. Upon any default hereunder, such license shall terminate automatically. In addition, upon any default, Lender is authorized to lease the Property in the name of Grantor, either directly or through an agent appointed by it for that purpose, and may apply rents received from same, first to the expenses incurred in leasing the Property, including reasonable compensation to the agent. All tenants of the Property are authorized to pay all rent and other sums due Grantor pursuant to the applicable lease to Lender upon demand therefore from Lender. The remedies granted by this paragraph are in addition to the other remedies herein provided, and their exercise shall not prevent a simultaneous or subsequent exercise of any other remedy herein provided.

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     16. Transfer of Property. If all or any part of the Property or any interest therein is sold or transferred by Grantor or any subsequent owner of the Property) without Lender's prior written consent, Lender may, at Lender's option, and without notice to Grantor, declare all sums secured by this Deed of Trust to be immediately due and payable Lender shall have waived such option to accelerate if, prior to the sale or transfer, Lender and the person to whom the Property is to be sold or transferred reach agreement in writing that the credit and other factors required by Lender (including, without limitation, experience, principle location of person and past credit performance) is satisfactory to Lender in its sole discretion and that the interest payable on the sum secured by this Deed of Trust shall be at such rate as Lender shall request in its sole discretion, and at closing such person shall assume in writing the indebtedness secured hereby and the obligations set forth herein, and execute such other documents that Lender may reasonably require.

     Accordingly, NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS HEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

     17. Other Limitations. In addition to the limitations set forth in paragraph 16 hereof, Grantor agrees that the following events shall not occur on or after the day and year first above written without the prior written consent of Lender: (a) transfer of beneficial interests in Grantor or any subsequent owner of the property, (if Grantor, or such subsequent owner, is not a natural person or persons but is a corporation, partnership, trust or other legal entity) by Grantor or any subsequent owner of the Property); (b) encumbering of all or any part of the Property except in favor of Lender; (c) conversion of the Property into a congregate form of ownership; (d) sales or leases of interval ownership or time sharing of all or any part of the Property; (e) conversion of the Property into condominium form of ownership; (f) the Grantor is disqualified to do business in the State of Virginia; or (g) the use or operation of the Property in existence on the date of this Deed of Trust, or the business engaged in by Borrower on the date of this Deed of Trust is changed, discontinued or terminated. If any of such events do occur, such shall be deemed a default under this Deed of Trust, and the Lender or holder shall have the right to accelerate the maturity of the Loan as though it were due and payable on the day of such default and to demand payment in full of the Note or any unpaid balance thereof, and to exercise all rights and remedies herein or by law reserved to the Lender the same as in any event of default hereunder, anything contained in the Note secured hereby or herein to the contrary notwithstanding. There shall be no requirement of any curative period for curing such event of default under this paragraph 17 or under paragraph 16 hereof. The Grantor acknowledges that the Loan secured hereby is a commercial loan and that Lender is making the Loan to Borrower not only on the basis of the collateral conveyed by this Deed of Trust but likewise on the basis of the Grantor owning all of the Property during the term of the Loan. Accordingly, Grantor agrees that limitations contained in this paragraph 17, and in paragraph 16 hereof shall be strictly construed against the Grantor and in favor of Lender. Any default under any of such limitations shall be non-rebuttable and conclusively presumed to jeopardize the security and collateral of Lender for the Loan, as

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same is defined and construed under Virginia appellate decisions as may exist from time to time (but without any expressed or implied consent or waiver that state law rather than federal law shall be applicable in the construction and application of the foregoing provisions). At the option and in the sole discretion of Lender, Federal regulatory or statutory law as affects "due on sale" or due on encumbrance" clauses when a federal savings and loan association is the lender shall apply and control, rather than Virginia law, irrespective of any other provision contained in this Deed of Trust to the contrary.

     18. Indemnification. Grantor shall, imdemnify, defend and hold Trustees and Lender harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses(imposed upon or incurred by or asserted against Trustees or Lender by reason of (i) any failure on the part of Grantor to perform or comply with any of the covenants or conditions of this Deed of Trust; (ii) any statement or warranty made by Grantor or Borrower in this Deed of Trust, the Documents or in any other submission made heretofore or hereafter with respect to the Loan, the Property or the financial business or other condition of the Grantor or Borrower being materially untrue when made; (iii) the performance of any labor or services or the furnishing of any materials or other property with respect to the Property or any part thereof; or (iv) any accident, injury to or death of persons or loss or damage to property occurring on or about the Property or any part thereof. If any action, suit or proceeding is brought against Trustees or Lender by reason of any such occurrence, Grantor, upon the written request of such Lender, shall at Grantor's expense resist and defend such action, suit or proceeding or will cause the same to be resisted and defended by counsel acceptable to Lender.

     19. Late Charge. Any amount due under the Note or this Deed of Trust which is not paid when due shall be subject to "late charges" as provided in the Note, and such "late charges" shall be secured by the lien hereof. Grantor covenants to pay all such late charges which shall become due immediately upon demand. Election by Lender to impose a late charge shall not constitute or be deemed a waiver by Lender of the default.

     20. Expenses of Lender and Trustees. Grantor agrees to pay all costs and expenses of Lender, including reasonable attorney's fees, if Lender finds it necessary or desirable to secure the services or advice of one or more attorneys with regard to collection of the Note or to the protection of its rights under the Note, this Deed of Trust or other Documents. In addition, Grantor agrees to pay all reasonable costs and expenses. including reasonable fees, incurred by Lender in having the Property abandoned by or reclaimed for any estate in bankruptcy, or in attempting to have any stay or injunction against the enforcement or collection of the Note or against foreclosure of the Property lifted by any bankruptcy or other court. If Trustees or Lender shall be made a party to or shall intervene in any action or proceeding, whether in court or before any governmental agency, affecting the Property or the title thereto or the interest of Trustees or Lender under this Deed of Trust, Trustees and Lender shall be reimbursed by Grantor upon demand for all reasonable costs, charges, and attorneys' fees incurred by them or either of them in any such case. All such sums shall be secured hereby, and are due and payable on demand.

     21. Future Advances. In addition to the Note referred to herein, this Deed of Trust shall also secure future advances made by the Lender to the Grantor, which future advances shall be at the option of the Lender; however, the maximum principal amount secured by this Deed of Trust shall not exceed twice the principal amount of the Note. Nothing herein contained shall limit the amount secured by this Deed of Trust, if such amount is increased by advances made by the Lender as herein elsewhere provided and authorized for the protection of the security of the Lender.

     22. Other Documents. Grantor hereby acknowledges that certain other documents or instruments have been, are being or will be submitted by or for the Borrower or executed by the Borrower or by the Grantor, the Borrower and the Lender in connection with the loan evidenced hereby. Any misrepresentation in or default under any Documents or other instruments executed in connection with the loan secured by even date herewith or hereafter shall be constitute a default under this Deed of Trust and the Note secured hereby. The word "Document(s)" shall mean any documents or instrument executed or submitted by or for the Borrower and/or the Grantor in connection with the Loan, including, as applicable but not limited to: Note, Deed of Trust, Loan Agreement, Construction Loan Agreement, Assignment of Rents, Leases, Contracts, Accounts Receivable, Accounts and Deposit Accounts, Security Agreement, Financing Statements, Environmental Compliance and Indemnity Agreement, Owner's Affidavit, Guaranty, Certificate of Corporate Resolution and/or Good Standing, Loan Application, Financial Statement, Title Insurance Commitment or Policy, Survey, Site Plan, Plans and Specifications, Construction Breakdown, Insurance Policies, Opinions of Counsel, Letters of any Governmental Authority, provider of utilities, architect, engineer or other consultant, Construction Commitment, Permanent Commitment and Construction Contract.

     23. Default. The happening of any of the following events shall constitute a default hereunder (a) a default shall occur under the Note; (b) failure of Grantor to perform any agreement in this Deed of Trust or in any Document or other instrument securing the Note or in any other instrument executed by Borrower or Grantor in connection with the Loan secured hereby; (c) the filing of any petition under the Bankruptcy Code, or any similar federal or state statute, by any Obligor (which term shall mean and include the Grantor, the Borrower, and each endorser, surety, guarantor, and all others who may become liable for all or any part of the obligations secured hereby, as well as anyone that owns, from time to time, all or any portion of the Property or any interest therein) or by any Obligor against another Obligor; (d) the filling by anyone other than an Obligor of any petition under the Bankruptcy Code or any similar federal or state statute, against any Obligor; (e) the filing in any court by any person or entity of an application for the appointment of a receiver or trustee to take custody of the Property or any part thereof; (f) the filing of any application in any court for the appointment of a receiver for the benefit of one or more creditors, or the making of a general assignment for the benefit of creditors as to any Obligor; (g) the dissolution, business failure, death, merger, consolidation, or reorganization of any Obligor; (h) any material warranty, representation, certificate or statement of any Obligor (whether contained in this Deed of Trust, the Note, other instruments of security or other instruments executed in connection with the Loan secured hereby) is not true; (i) taking of possession of all or any substantial part of the Property encumbered by this Deed of Trust or other instruments of security securing the Note at the instance of any governmental authority; (j) a default shall occur under or any proceedings are instituted for the foreclosure or collection of any mortgage, judgment or lien prior or subordinate to the lien of this Deed of Trust affecting the Property; (k) a default by Grantor or other Obligor shall occur under any lease or contract affecting all or any part of the Property; or
(l) should any franchise, license or permit in existence on the date of this Deed of Trust or any other franchise, license or permit necessary for the operation and use of the Property contemplated herein be revoked or terminated or should any conditions imposed by any governmental authority not be complied with by the time requested by such authority as a condition to non-revocation or non-termination. The enumeration of events of default under this paragraph 23 shall not exclude such other events of default under this Deed of Trust which are set forth in other paragraphs.

     24. Acceleration and Remedies. If a default shall occur hereunder and remain incurred for thirty (30) days or more, then Lender may, at its option and without further notice, declare the Note and all other sums secured hereby or otherwise due pursuant to the Documents immediately due and payable. Notwithstanding anything contained in this paragraph 24 to the contrary, there shall be no requirement of a curative period as set forth above in the event of any default specified in paragraphs 23(c), (d), (h), (i), (j) or (k) hereof. The terms and provisions of this paragraph or of any other provision in this Deed of Trust, shall not be deemed or interpreted to alter or abrogate the demand nature of the Note or the rights of Lender thereunder. Upon acceleration of the sums secured hereby as aforesaid, Lender may do any of the following:

          (a) Lender may have the Trustees take possession of the Property and proceed to sell the Property at public auction, as a whole or in such parcels, for cash or credit and, in addition to the requirements imposed by state law, upon any terms as the Trustees deem appropriate. Before such sale at public auction is made, there shall first be advertisement of the time, place and terms of sale once a week for three (3) successive weeks, in a newspaper published or having a general circulation in the city or county in which the Property is located. At least fourteen (14) days prior to such sale, written notice of the time, place and terms of sale shall be given by certified or registered mail to the then-owner of the Property at its last known address, as such owner and address appear on the records of Lender. Lender may become the purchaser of the Property so sold, and no purchaser shall be required to see to the proper application of the purchase money. The proceeds of any such sale shall be applied in accordance with Section 55-59.4 of the Code of Virginia of 1950, as amended.

          (b) Possession. Lender or Trustees, at the request of Lender, shall have the absolute right to enter the Property and take possession thereof, operate the Property and collect and receive and apply the Rents and Profits. Grantor agrees to surrender the Property to Trustees or Lender promptly upon demand. Any amounts actually received by Lender or Trustees shall be applied first to pay a reasonable compensation to Trustees or Lender for their or its services and expenses, then to the expenses of operating the Property, with any excess to be applied as determined by Lender to amounts accured by this Deed of Trust.

          (c) Receiver. Lender upon application to a court of competent jurisdiction and without regard to the value or adequacy of its security,shall be entitled as a matter of right to the appointment of a receiver to enter upon and take possession of the Property and to collect all rents, revenues, issues, income, and profits thereof and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of Virginia and such other powers as the court making such appointment shall confer. The expenses, including receivers' fees, reasonable attorneys' fees, costs and agents' compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust.

          (d) Lender shall have all other rights and remedies provided herein or in any other document or avaliable at law or in equity.

     25. Futher Rights and Duties of Trustees. Trustees shall be under no duty to take any action hereunder except as expressly required, to perform any act which would involve them in expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to their satisfaction. All reasonable expenses, charges, counsel fees and other disbursements incurred by Trustees in and about the administration and execution of the trust created hereby, and the performance of their duties and powers hereunder, shall be secured by this Deed of Trust prior to the indebtedness represented by the Note, and shall bear interest at the Default Rate. Both Trustees or either of them may exercise all the rights and powers of the Trustees hereunder. Lender with or without cause, is hereby authorized and empowered to substitute and appoint, from time to time, by an instrument recorded wherever this Deed of Trust is recorded, a trustee in the place of any Trustee hereunder.

     26. Construction of this Deed of Trust. Unless otherwise specified herein, this Deed of Trust shall be construed under and in accordance with and shall incorporate by reference the temrs of Section 55-59 through 55-59.4 of the Code of Virginia of 1950, as amended, as such provision are in force and in effect on the date of this Deed of Trust, as well as the following provisions which by short form reference incorporate the meaning as provided by Section 55-60 of the Code of Virginia of 1950, as amended:

          Substitution of Trustee permitted (with or without cause). Any Trustee may act.

          Exemptions waived.
          Renewal, extension or reinstatement permitted.
          Subject to all upon default.

     27. Release of Liability. Without affecting the liability of any party (other than any party released pursuant thereto) for payment of any indebtedness secured hereby, and without affecting the superiority or validity of the lien hereof upon any Property not released pursuant thereto, Lender may at any time and from time to time, without notice, in whole or in part, release or discharge the obligation of any party liable for payment of any indebtedness secured hereby, or extend the time for payment for such indebtedness or accept additional security to any kind or release any Property securing such indebtedness or consent to the making of any map or plat for the creation of any easements thereon or otherwise.

     28. Waiver. No failure of Lender to exercise any option herein given to declare the maturity of the debt hereby secured shall be taken or construed as a waiver of its right to exercise such option or to declare such maturity by reason of any past, present, or future default on the part of the Borrower or Grantor; and the procurement of insurance or the payment of taxes or other liens, debts, or charges by Lender shall not be taken or construed as a waiver of its right to declare the maturity of the indebtedness hereby secured by reason of failure of Grantor to procure such insurance or to pay such taxes, debts, liens or charges. The lien of this instrument shall remain in full force and effect during any postponement or extension of time of payment of any part or all of the indebtedness secured hereby and during the term of any future advances made hereunder.

     29. Exemptions. Grantor agrees not to set up or claim the benefit of the homestead exemption, or any exemption or insolvency laws against any claim of the Lender, for any sum of money which may become due and payable to it, under the covenants and agreements of the Note, or of this Deed of Trust or any other instrument securing the Note, or against the securing of execution of any judgment sought thereon, all of said rights and exemptions being hereby expressly waived.

     30. Proceeds of Claims, Awards, Rents and Sales. All monies, other than proceeds of foreclosure sale or other transfer of title to the Property in extinguishment of the indebtedness secured by this Deed of Trust, which are paid to, collected or received by Lender in connection with or as the proceeds of insurance loss claims, condemnation awards, rents, leases, or sales as provided under the terms of this Deed of Trust, shall be applied by Lender as follows: first, to payment of Lender's costs including any advances made by Lender and all expenses, real estate commissions and attorneys' fees incurred therewith; second, to payment to Lender of interest, at the highest legal rate permitted by law to be charged by Lender, on said costs from the date of such expenditures; and third, at option of Lender to (a) restoration or repair of the Property, if applicable, or (b) to payment of interest due on the principal indebtedness, and the remainder, if any, to the principal indebtedness secured by this Deed of Trust. Unless Grantor and Lender otherwise agree in writing, any such application of proceeds to principal shall not extend or postpone the due date of the installment payments referred to in paragraphs 1 and 2 hereof or change the amount of such installments. Nothing in this paragraph shall in any way affect the lien of this Deed of Trust or the liability of the Borrower for payment of the entire balance of the indebtedness secured hereby. The provisions of this paragraph 30 are subject to the rights of Grantor to restore the premises as set forth in paragraphs 4 and 5 above.

     31. Amounts Due. Grantor, within six (6) days upon request in person or within ten (10) days open request by mail, will furnish a written statement duly acknowledged of the amount due on the Deed of Trust and whether any offsets or defenses exist against the debt secured hereby.

     32. Notice. Any written notice, demand or request that is required to be made hereunder or under the Note or under any other instrument of security for the Note shall be served in person or by registered or certified mail, return receipt requested, addressed to the party to be served at its address set forth below:

                  Grantor:  1212 North Hercules Avenue
                            Clearwater, Florida 34618

                  Lender:   BARNETT BANK OF PINELLAS COUNTY
                            Post Office Box 12288
                            St. Petersburg, Florida 33733-2288

The above addressee may be changed as the applicable party by providing the other party with notice of such address change in the same manner provided above; provided, however, so long as Grantor is the owner of all or any part of the Property the address of the Grantor must be located within the continental United States of America. In the event that written notice, demand or request is made as provided in this paragraph 32, then in the event that such notice is returned to the sender by the U.S. Postal System because of insufficient address or because the party has moved or otherwise other than for insufficient postage, such writing shall be deemed to have been received by the party to whom it was addressed on the date that such writing was initially placed in the U.S. Postal System by the sender.

     33. Americans with Disabilities Act. Grantor shall keep and maintain the Property in compliance with, and shall not cause or permit the Property to be in violation of the Americans With Disabilities Act of 1990 (hereinafter "ADA") and any other federal, state or local laws, regulations, guidelines, codes or ordinances relating to the accessibility of properties to persons with disabilities (collectively, with the ADA, the "Disabilities Laws"). Grantor represents and warrants to Lender that (i) the Property currently complies with all requirements of the Disabilities Laws; (ii) there are no facts, conditions or circumstances at the Property which could result in an investigation or inquiry by any federal, state or local governmental authority based upon a violation of the Disabilities

Laws; (iii) it will provide Lender with prompt written notice of: (i) any governmental investigation or inquiry concerning a violation of the Disabilities Laws at the Property; (2) the lodging of any grievance or compliant with Grantor or with any governmental entity concerning a violation of the Disabilities Laws at the Property; (3) the institution of any administrative proceeding which seeks to enforce compliance by Grantor with the accessibility requirements of Disabilities Law; and (4) the filing of a complaint or charge in a court of competent jurisdiction alleging a violation of the Disabilities Laws. Grantor further warrants, covenants and agrees that any modification, renovation or remodeling of the Property shall be undertaken and completed in such manner as to insure that the Property continues to meet or exceed the requirments of the Disabilities Laws. Grantor further indemnifies and holds Lender harmless from and against, and shall immediately pay any and all claims, losses, damages, liabilities, fines, penalties, charges and judgments incurred by Lender (including reasonable attorneys, fees and costs), arising directly or indirectly, in whole or in part, from any past, present or future failure of Grantor, its employees, agents, contractors, subcontractors, or other persons, to comply with the Disabilities Laws. Grantor's indemnification obligation hereunder shall be one of strict liability and shall be enforceable without regard to any fault or knowledge of Lender with respect to any act or omission or condition or event which is the basis of the claim under such indemnification obligation. Grantor's obligation under this section shall not be limited to any extent to the term of the Note or other obligations secured hereby, and such obligation shall continue, survive and remain in full force and effect notwithstanding payment in full or other satisfaction or release of said Note (and other obligations secured hereby), and this Deed of Trust or any foreclosure under this Deed of Trust or any delivery of a deed in lieu of foreclosure. The provisions of this section shall be deemed to survive and continue in full force and effect after any foreclosure or other proceeding by which the Lender, and its successors and assigns succeed to ownership of the Property.

     34. Savings Clause. If any term or provision of this Deed of Trust or an application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed of Trust or the application of such term or provision to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law. No provision of this Deed of Trust or of the Note shall require the payment or permit the collection of interest or any other amount provided for hereunder or in the Note in excess of the maximum permitted by applicable law. If any excess of interest or of any such other amount in such respect is herein or in the Note provided for or shall be adjudicated to be so provided for herein or in the Note, neither Grantor nor its successors in interest nor assigns shall be obligated to pay such interest on such amount in excess of the amount permitted by applicable law, and the right to demand the payment of any such excess shall be and is waived. This provision shall control any other provisions of this Deed of Trust and Note. If any interest in excess of the maximum amount which may be collected is received by Lender, such excess shall be credited to principal of the Note or refunded to Grantor, at Lender's option.

     35. Governing Law. This Deed of Trust shall be governed by and construed under the laws of the Commonwealth of Virginia, and shall be enforced in the Commonwealth of Virginia.

     36. Binding Effect. Whenever the context of this Deed of Trust so admits or requires, the terms Grantor and Lender shall include the heirs, personal representatives, successors and/or assigns of the respective parties hereto; the use of the singular number shall include the plural, and the plural the singular; the use of any gender shall include all genders, and if used, the term Note or Promissory Note shall include the Note herein described if more than one.

     37. Headings. The headings of the paragraphs contained in this Deed of Trust are for convienince of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

WITNESS the following signature of Grantor on the date first above written.

                                    AVIONICS SPECIALTIES, INC., a Virginia
                                    corporation


/s/ M.P. Freeman                    By : /s/ David S. Goldman
--------------------------------         ---------------------------------------
                   M. P. Freeman         David S. Goldman, Chairman of the Board


/s/ David Baldini                                               (CORPORATE SEAL)
--------------------------------
As to Borrower     David Baldini

STATE OF  Virginia       )
COUNTY OF ALBEMARLE      )

          The foregoing instrument was acknowledged before me this 17th day of May, 1994, by DAVID S. GOLDMAN, the Chairman of the Board of AVIONICS SPECIALTIES, INC., a Virginia corporation, on behalf of the corporation, who is
personally known to me or who has produced (TYPE OF IDENTIFICATION:            )
                                                                   -----------
as identification.


                                             /s/ David L. Morris
                                             ---------------------
                                                   SIGNATURE

                                                David L. Morris
                                             ----------------------
                                             NAME LEGIBLY PRINTED
                                             TYPEWRITTEN OR STAMPED

(SEAL)                                            NOTARY PUBLIC

My Commission Expires:

MY COMMISSION EXPIRES JAN. 31,1997

                                   EXHIBIT A

                            DESCRIPTION OF PROPERTY

     All that certain parcel or tract of land consisting of 12.037 acres and depicted on the attached "Plat showing a survey of a Proposed Division of the Teledyne Industries, Inc. Property Located on St.Rt. 743 Southwest of the C/A Airport in Albemarle Co. VA", prepared by Thomas D. Blue, last revised February 23, 1994.

                                      [MAP]

1.   Property is zoned LI, therefore division rights do not apply.

2. These lots each have a minimum of 30,000 square feet of contiguous area in slopes of less than 25%.

3.   Building set-book limits are those requried for the LI Zone.

4.   Property is located in the white Hall Magisterial District.

5. Tax Map 32, parcels ____ and ____, shown in Deed Book 418 page 356 and Deed Book 314 page 438, are hereby combined into one parcel and any boundary between them is hereby abolished.

6. A surface drainage easement for the benefit of the 12.037 acre parcel is hereby reserved to permit drainage over the 11.451 acre parcel from the catch basin located near the northwest corner of the 12.037 acre parcel as shown on the attached plat.

                                                         [SEAL]

OWNER'S APPROVAL:

     The division of the land described herein is with the free consent and in accordance with the desire of the undersigned owner. Any reference to future potential development is to be deemed as theoretioal only. All statements affixed to this plat are true and correct to the best of my knowledge.

                                                OWNER: TELEDYNE INDUSTRIES, INC.


                                                      BY: /s/ Douglas J. Grant
                                                          ----------------------

APPROVED:


/s/ Chairman                                         3/31/94
----------------------------------------------   ----------------
Chairman, Albemarle County planning Commission   Date


/s/ Designated Agent                                 3/31/94
----------------------------------------------   ----------------
Designated Agent, Albemarle County Board of      Date
Supervisors

                                  Page 3 of 3                       Sheet 2 of 2
                                                                    J-92-61A

VIRGINIA:   IN THE CLERK'S OFFICE OF THE CIRCUIT COURT OF ALBEMARLE.

     THIS DEED WAS PRESENTED, AND WITH CERTIFICATE ANNEXED, IS ADMITTED TO RECORD ON MAY 23, 1994, AT 3:23 O'CLOCK P.M.

STATE TAX        $ 1,650.00   (039)
LOCAL TAX        $   550.00   (213)
TRANSFER (***)   $            (212)
                  ----------
(***)            $     1.00   (145)
CLERK'S (***)    $    29.00   (301)
PLAT             $
                  ----------
  SEC.58.1-802:
STATE TAX        $            (038)
                  ----------
LOCAL TAX        $            (220)
                  ----------
LOCAL TAX        $            (223)
                  ----------

TOTAL            $ 2,230.00


Trustee:
-------
    Shelby J. Marshall, Clerk


BY: /s/ Deputy Clerk
    -----------------------
    DEPUTY CLERK

Commonwealth Land Title Company
888 West 6th Street, 4th Floor, Los Angeles, CA 90017
--------------------------------------------------------------------------------
Buyer's Settlement Statement
     Escrow No.: 16870
--------------------------------------------------------------------------------

Buyer:            Avionics Specialties, Inc.

Property:         Route 743, Charlottesville, Virginia

Escrow Officer:   Lee Mellen

Date:             052394

                                                                              DEBIT          CREDIT
------------------------------------------------------------------------------------------------------
TOTAL CONSIDERATION                                                       $1,260,000.00
Deposits by Buyer                                                                            126,000.00
1ST Trust Deed:                                                                            1,100,000.00
Credit Rent for May                                                                            2,666.64
Credit for Security Deposit                                                                   10,000.00
Interest earned on deposit                                                                       209.78
Buyer deposit                                                                                 28,749.36

PRORATI0NS

BROKER'S COMMISSION

LENDER CHARGES

RESERVES

ESCROW FEES, TITLE CHARGES
SETTLEMENT CHARGE                                                              1,290.00
LENDER'S COVERAGE                                                                 50.00

RECORDING FEES, TRANSFER TAXES
Record Grant Deed                                                                 25.00
Record Trust Deed                                                                 33.00
Mortgage Tax                                                                   2,200.00
RECORDING FEES                                                                    59.00

ADDITIONAL CHARGES
REALTY TAX SERVICE               Transamerica Real Estate Tax Svc                111.00
Lender's Fla Atty Fees           Baynard, Harrell, Ostow & Ulrich P.           2,950.00
Lender's Attorneys' Costs        Baynard, Harrell, Ostow & Ulrich P              275.00
TA Flood Hazard Cert             Barnett Bank of Pinellas County                  14.50
Future Satisfaction Fees         Barnett Bank of Pinellas County                  22.50
Lender's VA Atty Fees & Cost     Hirschler, Fleischer, Weinberg, Cox, A          415.00
Copy fees and Express Mail                                                        59.00

REFUND DUE BUYER                                                                 121.78
                                                                          -------------   -------------
                                                                          $1,267,625.78   $1,267,625.78

                                                                        RECEIVED

1.   Property is zoned LI, therefore division rights do not apply.

2. These lots each have a minimum of 30,000 square feet of contiguous area in slopes of less than 25%.

3.   Building set-back limits are those required for the LI Zone.

4.   Property is located in the White Hall Magisterial District.

5. Tax Map 32, Parcels (66) and (66c), showm in Deed Book 413 page 358 and Deed Book 314 page 438, are hereby combined into one parcel and any boundary between them is hereby abolished.

6. A surface drainage easement for the benefit of the 12.037 acre parcel is hereby reserved to permit drainage over the 11.451 acre parcel from the catch basin located near the northwest corner of the 12.037 acre parcel as shown on the attached plat.

 OWNER'S APPROVAL:                                                        [SEAL]

     The division of the land described herein is with the free consent and in accordance with the desire of the undersigned owner. Any reference to future potential development is to be deemed as theoretical only. All statements affixed to this plat are true and correct to the best of my knowledge.
--------------------------------------------------------------------------------

                                                OWNER: TELEDYNE INDUSTRIES, INC.


                                                    BY: /s/ Douglas L. Grant
                                                        ------------------------

APPROVED:


/s/ Chairman
------------------------------                                   3/31/94
Chairman, Albemarle County                                     ------------
Planning Commission                                            Date


/s/ Designated Agent
------------------------------                                   3/31/94
Designated Agent, Albemarle                                    ------------
County Board of Supervisors                                    Date

                                     [MAP]